EXHIBIT 32

                          CERTIFICATION
                   PURSUANT TO 18 U.S.C. 1350

      In connection with the report on Form 10-K of SGC Holdings, Inc. for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the registrant certifies pursuant to 18 U.S.C. Section 1350 that:

      1.  The  Report  fully complies with  the  requirements  of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: March 11, 2004                /s/ Christos E. Loukas
                                     --------------------------
                                     Christos E. Loukas,
                                     President, Chief Executive
                                     Officer and Principal
                                     Financial Officer